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                                  Exhibit 10.35

                                     FORM OF
                             AREMISSOFT CORPORATION
                           2001 EQUITY INCENTIVE PLAN

                                   As adopted
                                February 19, 2001


1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate Eligible Persons whose present and potential contributions are important to the success of the Company, or a Subsidiary of the Company, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock, Stock Appreciation Rights, and Stock Bonuses. This Plan is not intended to replace any current plan of, or awards issued by, Company, nor shall it limit the ability of Company to create additional or new plans, or to issue additional or new awards. Capitalized terms not defined in the text are defined in Section 26.

2. ADOPTION AND STOCKHOLDER APPROVAL. This Plan is effective as of the date approved by the Board ("Effective Date"). This Plan shall be submitted for stockholders approval, consistent with applicable laws, within twelve (12) months after the Effective Date. No Award shall be granted after termination of this Plan but all Awards granted prior to termination shall remain in effect in accordance with their terms. So long as the Company is subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended.

3. TERM OF PLAN. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the Effective Date or, if earlier, the date of stockholder approval.

4. SHARES SUBJECT TO THIS PLAN.


     4.1. Number of Shares Available. Subject to Section 4.2, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be four million (4,000,000) Shares. Subject to Section 4.2, Shares that are subject (a) to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) to an Award granted hereunder, but is forfeited; or (c) to an Award that otherwise terminates without Shares being issued, will again be available for grant and issuance in connection with future Awards under this Plan. At all times, the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan. The shares of Stock to be issued hereunder upon exercise of an Award shall consist of authorized and unissued Shares.

     4.2. Adjustment of Shares. In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable

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securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Administrator.

5. ADMINISTRATION OF THIS PLAN.

     5.1 Authority. Authority to control and manage the operation and administration of this Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to a committee consisting of two (2) or more members of the Board, all of whom are Outside Directors and who satisfy the requirements under the Exchange Act for administering this Plan (the "Committee"). Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. The Board at any time may abolish the Committee and reinvest in the Board the administration of this Plan. As used herein, the term "Administrator" means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee.

     5.2. Interpretation. Subject to the express provisions of this Plan, the Administrator shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan; to select Participants; determine the form and terms of Awards; determine the number of Shares or other consideration subject to Awards; determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company; to further define the terms used in this Plan; to correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement; to provide for rights of refusal and/or repurchase rights; to amend outstanding Award Agreements to provide for, among other things, any change or modification which the Administrator could have provided for upon the grant of an Award or in furtherance of the powers provided for herein; to prescribe, amend and rescind rules and regulations relating to the administration of this Plan; to determine the duration and purposes of leaves of absence which may be granted to Participants without constituting a termination of their employment for purposes of this Plan; to accelerate the vesting of any Award; and to make all other determinations necessary or advisable for the administration of this Plan.

     Any decision or action of the Administrator in connection with this Plan or Awards granted or shares of Stock purchased under this Plan shall be final and binding. The Administrator shall not be liable for any decision, action or omission respecting this Plan, or any Awards granted or shares of Stock sold under this Plan.

     5.3 Limitation on Liability. To the extent permitted by applicable law in effect from time to time, no member of the Committee or the Board of Directors shall be liable for any action or omission of any other member of the Committee or the Board of Directors nor for any act or omission on the member's own part, excepting only the member's own willful misconduct or gross negligence, arising out of or related to this Plan. The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former director or member of the Committee or Board in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a director or member of the Committee or Board arising with respect to this Plan or administration thereof or out of membership on the Committee or Board or by the Company, or all or any combination of the preceding, provided, the director or Committee member was acting in good faith, within what such director or Committee member reasonably believed to have been within the scope of his or her employment or authority

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and for a purpose which he or she reasonably believed to be in the best interests of the Company or its stockholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. The provisions of this section shall apply to the estate, executor, administrator, heirs, legatees or devisees of a director or Committee member, and the term "person" as used on this section shall include the estate, executor, administrator, heirs, legatees, or devisees of such person.

6. GRANT OF OPTIONS; TERMS AND CONDITIONS OF GRANT.

     6.1. Grant of Options. One or more Options may be granted to any Eligible Person. Subject to the express provisions of this Plan, the Administrator shall determine from the Eligible Persons those individuals to whom Options under this Plan may be granted. An Option may be granted with or without a Tandem Right. Each Option granted under this Plan will be evidenced by an Award Agreement, which will expressly identify the Option as an Incentive Stock Option or a Non-qualified Stock Option.

     Further, subject to the express provisions of this Plan, the Administrator shall specify the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Options. If the Administrator fails to specify the Grant Date, the Grant Date shall be the date of the action taken by the Administrator to grant the Option. As soon as practicable after the Grant Date, the Company will provide the Participant with a written Award Agreement in the form approved by the Administrator, which sets out the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Option. If the Option is granted in connection with a Tandem Right, the Award Agreement shall also specify the terms that apply to the exercise of the Option and Tandem Right. The maximum number of Shares subject to Options which can be granted under the Plan during any calendar year to any individual is 750,000 shares.

     The Administrator may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of this Plan.

     6.2. General Terms and Conditions. Except as otherwise provided herein, the Options shall be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose:

          6.2.1. Exercise of Option. The Administrator may determine in its discretion whether any Option shall be subject to vesting and the terms and conditions of any such vesting. The Award Agreement shall contain any such vesting schedule.

          6.2.2. Option Term. Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Administrator, but not later than 10 years after the grant of the Option (5 years in the case of an Incentive Stock Option when the Optionee owns more than 10% of the total combined voting power of all classes of stock of the Company ("Ten Percent Stockholder")), and shall be subject to earlier termination as hereinafter provided.

          6.2.3. Exercise Price. The Exercise Price of any Option shall be determined by the Administrator when the Option is granted and may not be less than one hundred percent (100%)

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of the Fair Market Value of the Shares on the date of grant, and the Exercise
Price of any Incentive Stock Option granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased shall be made in accordance with Section 10 of this Plan. The Administrator is authorized to issue Options, whether Incentive Stock Options or Non-qualified Stock Options, at an Option price in excess of the Fair Market Value on the date the Option is granted (the so-called "Premium Price" Option) to encourage superior performance.

          6.2.4. Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Administrator (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased. The exercise or partial exercise of either an Option or its Tandem Right shall result in the termination of the other the extent of the number of Shares with respect to which the Option or Tandem Right is exercised.

          6.2.5. Transferability of Options. Except as otherwise provided below for Non-qualified Stock Options, no Option shall be transferable other than by will or by the laws of descent and distribution and during the lifetime of a Participant, only the Participant, his guardian or legal representative may exercise an Option. A Participant may designate a beneficiary to exercise his or her Options after the Participant's death. At its discretion, the Administrator may provide for transfer of an Option (other than an Incentive Stock Option), without payment of consideration, to the following family members of the Participant, including adoptive relationships: a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, niece, nephew, former spouse (whether by gift or pursuant to a domestic relations order), any person sharing the employee's household (other than a tenant or employee), a family-controlled partnership, corporation, limited liability company and trust, or a foundation in which family members heretofore described control the management of assets. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Administrator may deem appropriate. A request to assign an Option may be made only by delivery to Company of a written stock option assignment request (the "Assignment Request") in a form approved by the Administrator, stating the number of Options and Shares underlying Options requested for assignment, that no consideration is being paid for the assignment, identifying the proposed transferee, and containing such other representations and agreements regarding the Participant's investment intent and access to information and other matters, if any, as may be required or desirable by Company to comply with applicable securities laws.

          6.2.6. Exercise After Certain Events.

               i.   Termination of Employment - Employee/Officer

                    (1)  Incentive Stock Options.

                         (a)  Termination of All Services. If for any reason
other than retirement (as defined below), permanent and total disability (as defined below) or death, a Participant Terminates employment with the Company or a Subsidiary (including


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employment as an officer of Company or a Subsidiary), vested Incentive Stock
Options held at the date of such termination (to the extent then exercisable) may be exercised, in whole or in part, at any time within three (3) months after the date of such Termination or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Incentive Stock Option as set forth in the Award Agreement, and (ii) ten years from the Grant Date (five years for a Ten Percent Stockholder)).

                         (b)  Continuation of Services as Consultant/Advisor.
If a Participant granted an Incentive Stock Option terminates employment but continues as a consultant, advisor or in a similar capacity to the Company or a Subsidiary, Participant need not exercise the Incentive Stock Option within three months of termination of employment but shall be entitled to exercise within three (3) months of termination of services to Company or the Subsidiary (one (1) year in the event of permanent and total disability or death) but in no event beyond the expiration date of the Option as set forth in the Award Agreement. However, if Participant does not exercise within three (3) months of termination of employment, the Option will not qualify as an Incentive Stock Option.

                    (2) Non-Qualified Stock Options. If for any reason other than retirement (as defined below), permanent and total disability (as defied below) or death a Participant ceases to be employed by or to be a consultant or a director of the Company or a Subsidiary, vested Non-qualified Stock Options held at the date of such Termination (to the extent then exercisable) may be exercised, in whole or in part, within three (3) months of the date of such Termination (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten years from the Grant
Date), or such lesser period specified by the Administrator.

               ii. Retirement. If a Participant granted an Option ceases to be an employee of Company or Subsidiary (including as an officer of Company or Subsidiary) as a result of Retirement, Participant need not exercise the Option within three (3) months of Termination of employment but shall be entitled to exercise the Option within the maximum term of the Option to the extent the Option was otherwise exercisable at the date of Retirement. However, if Participant does not exercise within three (3) months of termination of employment, the Option will not qualify as an Incentive Stock Option if it otherwise so qualified. The term "Retirement" as used herein means such Termination of employment as shall entitle the Participant to early or normal retirement benefits under any then existing pension or salary continuation plans of Company or Subsidiary excluding 401(k) participants (except as otherwise covered under other pension or salary continuation plans).

               iii. Permanent Disability and Death of Employee/Officer. If a Participant becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code), or dies, while employed by Company or Subsidiary (including as an officer of Company or Subsidiary), or within the three (3) months after Termination of employment, vested Options, whether Incentive Stock Options or Non-qualified Options, then held (to the extent then exercisable) may be exercised by the Participant, the Participant's personal representative, or by the person to whom the Option is transferred by will or the laws of descent and distribution, in whole or in part, at any time within one (1) year after the disability or death or any lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten years from the Grant Date (five years for a Ten Percent Stockholder).

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               iv.  Termination of Directorship. If for any reason, including permanent and total disability or death, a Participant ceases to be a director of Company or Subsidiary, vested Options held at the date of such termination (to the extent then exercisable) may be exercised, in whole or in part, at any time during the maximum term of the Option (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and
(ii) ten years from the Grant Date). However, if Participant holds Incentive Stock Options and does not exercise within three (3) months from the termination of employment, the Options will not qualify as an Incentive Stock Options.

          6.2.7. Suspension and Cancellation of Options. In the event the Administrator reasonably believes a Participant has committed an act of misconduct including, but limited to acts specified below, the Administrator may suspend the Participant's right to exercise any Option granted hereunder pending final determination by the Board. If a Participant is determined by the Board to have: (i) committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty to Company or a Subsidiary; (ii) deliberately disregarded the rules of Company or a Subsidiary which resulted in loss, damage or injury to Company or a Subsidiary; (iii) made any unauthorized disclosure of any trade secret or confidential information of Company or a Subsidiary; (iv) induced any client or customer of Company or a Subsidiary to break any contract with Company or a Subsidiary or induced any principal for whom Company or a Subsidiary acts as agent to terminate such agency relations; or (v) engaged in any substantial conduct which constitutes unfair competition with Company or a Subsidiary, neither the Participant nor his estate shall be entitled to exercise any Option hereunder. The determination of the Board shall be final and conclusive. In making its determination, the Board shall give the Participant an opportunity to appear and be heard at a hearing before the full Board and present evidence on the Participant's behalf. Without limiting the generality of the foregoing, the Agreement may provide that the Participant shall also pay to Company any gain realized by the Participant from exercising all or any portion of the Options hereunder during a period beginning six (6) months prior to such suspension or cancellation.

          The Administrator may provide in the Agreement that cancellation of the Option shall also apply if the Participant is determined by the Board to have:

               i. engaged in any commercial activity in competition with any part of the business of Company or a Subsidiary;

               ii. diverted or attempted to divert from Company or a Subsidiary business of any kind, including, without limitation, interference with any business relationship with suppliers, customers, licensees, licensors or contractors;

               iii. made, or caused or attempted to cause any other person to make, any statement, either written or oral, or conveying any information about Company or a Subsidiary which is disparaging or which in any way reflects negatively upon Company or a Subsidiary;

               iv. engaged in any other activity that is inimical, contrary or harmful to the interests of Company or a Subsidiary, including influencing or advising any person who is employed by or in the service of Company or a Subsidiary to leave such employment or service to compete with Company or a Subsidiary or to enter into the employment or service of any actual or prospective competitor of Company or a Subsidiary, or to have influenced or advised any competitor of Company or a Subsidiary to employ or to otherwise engage the services of any person who is employed by Company or in the service of Company, or improperly disclosed or otherwise misused any confidential information regarding Company or a Subsidiary; or

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               v.   refused or failed to provide, upon the request of Company or a Subsidiary, a certification, in a form satisfactory to Company or a Subsidiary, that he or she is in full compliance with the terms and conditions of this Plan.

     Should any provision to this Section 6.2.7. be held to be invalid or illegal, such illegality shall not invalidate the whole of this Section 6, but, rather, this Plan shall be construed as if it did not contain the illegal part or narrowed to permit its enforcement, and the rights and obligations of the parties shall be construed and enforced accordingly.

     6.3. Limitations on Grant of Incentive Stock Options.

          6.3.1. The aggregate Fair Market Value (determined as of the Grant
Date) of the Stock for which Incentive Stock Options may first become exercisable by any Participant during any calendar year under this Plan, together with that of Shares subject to Incentive Stock Options first exercisable (other than as a result of acceleration pursuant to Sections 21 or 22) by such Participant under any other plan of the Company or any Subsidiary, shall not exceed $100,000. For purposes of this Section 6.3.1, all Shares in excess of the $100,000 threshold shall be treated as Non-qualified Stock Options.

          6.3.2. There shall be imposed in the Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in Code
Section 422.

          6.3.3. No Incentive Stock Option may be granted to any person who is not an employee of the Company or a Subsidiary of the Company.

7. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Administrator will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares will be subject, the duration of the restrictions ("Restricted Period"), and all other terms and conditions of the Restricted Stock Award, subject to the following:

     7.1. Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Award Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Award Agreement is delivered to the person. If such person does not execute and deliver the Award Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Administrator.

     7.2. Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Administrator and will be at least eighty-five percent (85%) of the Fair Market Value of the Shares on the date the Restricted Stock Award is granted. Payment of the Purchase Price shall be made in accordance with Section 10 of this Plan.

     7.3. Rights of Holder; Limitations Thereon. Upon a grant of Restricted Stock, a stock certificate (or certificates) representing the number of Shares of Restricted Stock granted to the

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Participant shall be registered in the Participant's name and shall be held in custody by the Company or a bank selected by the Administrator for the Participant's account. Following such registration, the Participant shall have the rights and privileges of a stockholder as to such Restricted Stock, including the right to receive dividends, if and when declared by the Board, and to vote such Restricted Stock, except that the right to receive cash dividends shall be the right to receive such dividends either in cash currently or by payment in Restricted Stock, as the Administrator shall determine, and except further that, the following restrictions shall apply:

          7.3.1. The Participant shall not be entitled to delivery of a certificate until the expiration or termination of the Restricted Period for the Shares represented by such certificate and the satisfaction of any and all other conditions prescribed by the Administrator;

          7.3.2. All of the Shares of Restricted Stock that have not vested shall be forfeited and all rights of the Participant to such Shares of Restricted Stock shall terminate without further obligation on the part of the Company, unless the Participant has remained an employee of (or non-Employee Director of or active consultant providing services to) the Company or any of its Subsidiaries, until the expiration or termination of the Restricted Period and the satisfaction of any and all other conditions prescribed by the Administrator applicable to such Shares of Restricted Stock. Upon the forfeiture of any Shares of Restricted Stock, such forfeited Shares shall be transferred to the Company without further action by the Participant and shall, in accordance with Section 4.1, again be available for grant under this Plan. If the Participant paid any amount for the Shares of Restricted Stock that are forfeited, the Company shall pay the Participant the lesser of the Fair Market Value of the Shares on the date they are forfeited or the amount paid by the Participant.

     7.4. Delivery of Unrestricted Shares. Upon the expiration or termination of the Restricted Period for any Shares of Restricted Stock and the satisfaction of any and all other conditions prescribed by the Administrator, the restrictions applicable to such Shares of Restricted Stock shall lapse and a stock certificate for the number of Shares of Restricted Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions except any that may be imposed by law, a stockholders' agreement or any other agreement, to the holder of the Restricted Stock. The Company shall not be required to deliver any fractional Share but will pay, in lieu thereof, the Fair Market Value (determined as of the date the restrictions lapse) of such fractional Share to the holder thereof. Concurrently with the delivery of a certificate for Restricted Stock, the holder shall be required to pay an amount necessary to satisfy any applicable federal, state and local tax requirements as set out in Section 11 below.

     7.5. Nonassignability of Restricted Stock. Unless the Administrator provides otherwise in the Award Agreement, no grant of, nor any right or interest of a Participant in or to, any Restricted Stock, or in any instrument evidencing any grant of Restricted Stock under this Plan, may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution.

     7.6. Restrictions. Restricted Stock Awards will be subject to such restrictions (if any) as the Administrator may impose. The Administrator may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or part, based on length of service, performance or such other factors or criteria as the Administrator may determine.

8.       STOCK BONUSES.



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     8.1. Awards of Stock Bonuses. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company. A Stock Bonus may be awarded pursuant to an Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The award may also be paid in cash, or Shares and cash, as determined by the Administrator in accordance with Section 8.3 below. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company and/or individual performance factors or upon such other criteria as the Administrator may determine. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan.

     8.2. Terms of Stock Bonuses. The Administrator will determine the number of Shares to be awarded to the Participant and whether such Shares will be Restricted Stock. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Award Agreement, then the Administrator will determine (a) the nature, length and starting date of any period during which performance is to be measured (the "Performance Period") for each Stock Bonus;
(b) the performance goals and criteria to be used to measure the performance, if any; (c) the number of Shares that may be awarded to the Participant; and (d) the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Administrator. The Administrator may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments, as the Administrator deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances.

     8.3. Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Administrator may determine. Payment may be made in the form of cash, whole Shares, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Administrator determines.

     8.4. Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonus only to the extent earned as of the Termination Date in accordance with the Award Agreement, unless the Administrator determines otherwise.

9. STOCK APPRECIATION RIGHTS.

     9.1. Awards of Stock Appreciation Rights. A Stock Appreciation Right is an award to receive a number of Shares (which may consist of Restricted Stock), or cash, or Shares and cash, as determined by the Administrator in accordance with
Section 9.5 below, for services rendered to the Company. A Stock Appreciation Right may be awarded pursuant to an Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Appreciation Right may vary from Participant


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to Participant and between groups of Participants, and may be based upon the achievement of the Company and/or individual performance factors or upon such other criteria as the Administrator may determine.

     9.2. Grant. The Administrator shall determine at the time of the grant of a Stock Appreciation Right the time period during which the Stock Appreciation Right may be exercised, which period may not commence until six months after the date of grant. A Stock Appreciation Right may be granted with or without a related Option. In the case of a related Incentive Stock Option, a payment to the Participant upon the exercise of a Tandem Right may not be more than the difference between the Fair Market Value of the Shares subject to the Incentive Stock Option on the date of grant and the Fair Market Value of the Shares on the date of exercise of the Tandem Right. The maximum number of Shares subject to Stock Appreciation Rights which can be granted under the Plan during any calendar year to any individual is 750,000 shares.

     9.3. Duration. The duration of a Stock Appreciation Right shall be set forth inthe Award Agreement as determined by the Administrator. A Stock Appreciation Right that is granted as a Tandem Right shall have the same duration as the Option with which it relates.

     9.4. Exercise. A Stock Appreciation Right shall entitle a Participant to receive a number of Shares (without any payment to the Company, except for applicable withholding taxes), cash, or Shares and cash, as determined by the Administrator in accordance with Section 9.4 below. If a Stock Appreciation Right is issued in tandem with an Option, except as may otherwise be provided by the Administrator, the Tandem Right shall be exercisable during the period that its related Option is exercisable. A Participant desiring to exercise a Stock Appreciation Right shall give written notice of such exercise to the Company, which notice shall state the proportion of Stock and cash that the Participant desires to receive pursuant to the Stock Appreciation Right exercised subject to the discretion of the Administrator. Upon receipt of the notice from the Participant, the Company shall deliver to the person entitled thereto (i) a certificate or certificates for Shares and/or (ii) a cash payment, in accordance with Section 9.4 below. The date the Company receives written notice of such exercise hereunder is referred to in this Section 9 as the "exercise date." The delivery of Shares or cash received pursuant to such exercise shall take place at the principal offices of the Company within 30 days following delivery of such notice.

     9.5. Number of Shares or Amount of Cash. Subject to the discretion of the Administrator to substitute cash for Shares, or Shares for cash, the amount of Shares which may be issued pursuant to the exercise of a Stock Appreciation Right shall be determined by dividing: (a) the total number of Shares as to which the Stock Appreciation Right is exercised, multiplied by the amount by which the Fair Market Value of the Shares on the exercise date exceeds the Fair Market Value the Shares on the date of grant of the Stock Appreciation Right, by
(b) the Fair Market Value of the Shares on the exercise date; provided, however, that fractional Shares shall not be issued and in lieu thereof, a cash adjustment shall be paid. In lieu of issuing Shares upon the exercise of a Stock Appreciation Right, the Administrator in its sole discretion may elect to pay the cash equivalent of the Fair Market Value of the Shares on the exercise date for any or all of the Shares that would otherwise be issuable upon exercise of the Stock Appreciation Right.

     9.6. Effect of Exercise. A partial exercise of a Stock Appreciation Right shall not affect the right to exercise the remaining Stock Appreciation Right from time to time in accordance with this Plan and the applicable Award Agreement with respect to the remaining shares subject to the Stock Appreciation Right. The exercise of either an Option or Tandem

Right shall result in the termination of the other to the extent of the number of Shares with respect to which the Option or its Tandem Right is exercised.

     9.7. Transferability of Stock Appreciation Rights Generally.

          9.7.1. Transferability of Stock Appreciation Rights. No Award under
Section 9. shall be transferable other than by will or by the laws of descent and distribution and during the lifetime of a Participant, only the Participant, his guardian or legal representative may exercise an Award. A Participant may designate a beneficiary to exercise his or her Award after the Participant's death. However, the Administrator may provide for transfer of an Award without payment of consideration, to the following family members of the Participant, including adoptive relationships: a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law,sister- in-law, niece, nephew, former spouse (whether by gift or pursuant to a domestic relations order), any person sharing the employee's household (other than a tenant or employee), a family-controlled partnership, corporation, limited liability company and trust, or a foundation in which family members heretofore described control the management of assets. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Award pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Award immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Administrator may deem appropriate.

          9.7.2. Transferability of Tandem Rights. The same transfer restriction shall apply to a Tandem Right as are applied to the corresponding Option under
Section 6.2.5.

          9.8. Termination of Employment. Upon the Termination of employment or other services of a Participant, any Stock Appreciation Rights then held by such Participant shall be exercisable within the time periods, and upon the same conditions with respect to the reasons for termination of employment or other services, as are specified in Section 6.2.6. with respect to Options.

          9.9 Suspension and Cancellation of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to suspension and cancellation under the same conditions as are specified in Section 6.2.7 with respect to Options.

10. PAYMENT FOR SHARE PURCHASES.

     10.1. Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant at the discretion of the Administrator and where permitted by law:

          10.1.1. by cancellation of indebtedness of the Company to the Participant;

          10.1.2. by surrender of shares of Stock of the Company that either:
(1) have been owned by the Participant for more than six (6) months (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by the Participant in the public market;

          10.1.3. by tender of a full recourse promissory note having such terms as may be approved by the Administrator and bearing interest at a rate sufficient to avoid imputation of income under Code Sections 483 and 1274; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

          10.1.4. with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

               i. through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

               ii. through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

          10.1.5. by any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

The Administrator may provide, in an Agreement or otherwise, that a Participant who exercises an Option and pays the Exercise Price in whole or in part with Stock then owned by the Participant will be entitled to receive another Option covering the same number of shares tendered and with a price of no less than Fair Market Value on the date of grant of such additional Option ("Reload Option"). Unless otherwise provided in the Agreement, a Participant, in order to be entitled to a Reload Option, must pay with Stock that has been owned by the Participant for at least the preceding six (6) months.

          10.2. Loan Guarantees. At its sole discretion, the Administrator may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

11. WITHHOLDING TAXES.

          11.1. Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local taxes and FICA withholding requirements prior to the delivery of any certificate or certificates for such Shares. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award, the disposition by a Participant or other person of Awards of Shares of an Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Non-qualified Stock Option, the Company shall have the right to require such Participant or such other person to pay by cash, or check payable to the Company, the amount of any such withholding with respect to such transactions. Any such payment must be made promptly when the amount of such obligation becomes determinable (the "Tax Date").

          11.2. Stock for Withholding. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such withholding tax, in whole or in part, with Stock up to an amount not greater than the Company's minimum statutory withholding rate for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income. The Administrator may exercise its discretion, by (a) directing the Company to apply shares of Stock to which the Participant is entitled as a result of the exercise of an Option, or (b) delivering to the Company shares of Stock owned by the Participant (other than in connection with an option exercise triggering withholding taxes within the last six (6) months). The shares of Stock so applied or delivered for the withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

12. PRIVILEGES OF STOCK OWNERSHIP. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; and provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Exercise Price or Purchase Price pursuant to Section 14. Subject to Sections 20 and 21, no adjustment shall be made for dividends or other rights for which the record date is prior to the date title to the shares of Stock has been acquired by the Participant.

13. TRANSFERABILITY. Unless otherwise provided, Awards granted under this Plan, and any interest therein, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the Award Agreement provisions relating thereto. Unless otherwise provided in this Plan, during the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award may be made only by the Participant.

14. RESTRICTION ON SHARES. At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase at the Exercise Price or the Purchase Price of the Shares acquired under an Award or impose other restrictions on such Shares during a period not to exceed one hundred eighty (180) days from the date of exercise or purchase. After one hundred eighty (180) days, at the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase the Shares acquired under an Award at the Fair Market Value at the time of repurchase. The terms and conditions of any such rights or other restrictions shall be set forth in the Award Agreement evidencing the Option.

15. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

16. ESCROW, PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Administrator may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the

Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of such Participant's obligation to the Company under the promissory note; provided, however, that the Administrator may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form, as the Administrator will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

17. EXCHANGE AND BUYOUT OF AWARDS. The Administrator may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Administrator may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Administrator and the Participant may agree.

18. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal laws or rulings of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so. Upon exercising all or any portion of an Award, a Participant may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the Shares or subsequent transfers of any interest in such shares to comply with applicable securities laws. Evidences of ownership of Shares acquired pursuant to an Award shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Award Agreement.

19. RIGHTS OF EMPLOYEES.

     19.1. No Obligation to Employ. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or to limit in any way the right of the Company to terminate such Participant's employment or other relationship at any time, with or without cause.

     19.2. Compliance with Code Section 162(m). At all times when the Administrator determines that compliance with Code Section 162(m) is required or desired, all Awards granted under this Plan to Named Executive Officers shall comply with the requirements of Code Section 162(m). In addition, in the event that changes are made to Code
Section 162(m) to permit greater flexibility with respect to any Award or Awards under this Plan, the Administrator may, subject to this Section 19, make any adjustments it deems appropriate.

20. ADJUSTMENT FOR CHANGES IN CAPITALIZATION. The existence of outstanding Awards shall not affect the Company's right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, the dissolution or liquidation of the Company's or any other corporation's assets or business or any other corporate act whether similar to the events described above or otherwise. Shares shall be adjusted pursuant to Section 4.2.

21. DISSOLUTION, LIQUIDATION, MERGER.

     21.1. Company Not the Survivor. In the event of a dissolution or liquidation of the Company, a merger, consolidation, combination or reorganization in which the Company is not the surviving corporation, or a sale of substantially all of the assets of the Company (as determined in the sole discretion of the Board of Directors), the Administrator, in its absolute discretion, may cancel each outstanding Award upon payment in cash to the Participant of the amount by which any cash and the fair market value of any other property which the Participant would have received as consideration for the Shares covered by the Award if the Award had been exercised before such liquidation, dissolution, merger, consolidation, combination, reorganization or sale exceeds the exercise price of the Award or negotiate to have such option assumed by the surviving corporation. In addition to the foregoing, in the event of a dissolution or liquidation of the Company, see Change of Control Section
22.1 with respect to acceleration in vesting in the event of a merger, consolidation, combination or reorganization, in which the Company is not the surviving corporation, the Administrator, in its absolute discretion, may accelerate the time within which each outstanding Award may be exercised or negotiate to have such Award assumed by the surviving corporation.

     21.2. Company is the Survivor. In the event of a merger, consolidation, combination or reorganization in which the Company is the surviving corporation, the Board of Directors shall determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Awards may be exercised, and the exercise price at which outstanding Awards may be exercised. The Board of Directors shall determine, in its sole and absolute discretion, when the Company shall be deemed to survive for purposes of this Plan.

22. CHANGE OF CONTROL.

     22.1. Definition. If there is a "change of control" in the Company, all outstanding Awards shall fully vest immediately upon the Company's public announcement of such a change. A "change of control" shall mean an event involving one transaction or a related series of transactions, in which (i) the Company issues securities equal to 25% or more of the Company's issued and outstanding voting securities, determined as a single class, to any individual, firm, partnership, limited liability company, or other entity, including a "group" within the meaning of SEC Exchange Act Rule 13d-3, (ii) the Company issues voting securities equal to 25% or more of the issued and outstanding voting stock of the Company in connection with a merger, consolidation other business combination, (iii) the Company is acquired in a merger, consolidation, combination or reorganization in which the Company is not the surviving company, or (iv) all or substantially all of the Company's assets are sold or transferred. See

Section 21 with respect to Awards vesting upon the occurrence of either of the events described in (iii) or (iv) of this Section 22 and the result upon the non-exercise of the Awards.

     22.2. Limitation on Awards. Notwithstanding any other provisions of this Plan and unless provided otherwise in the Award Agreement, if the right to receive or benefit from an Award under this Plan, either alone or together with payments that a Participant has a right to receive from the Company, would constitute a "parachute payment" (as defined in Code Section 280G), all such payments shall be reduced to the largest amount that will result in no portion being subject to the excise tax imposed by Code Section 4999.

23. TERMINATION; AMENDMENT. The Board may amend, suspend or terminate this Plan at any time and for any reason, but no amendment, suspension or termination shall be made which would impair the right of any person under any outstanding Awards without such person's consent not unreasonably withheld. Further, the Board may, in its discretion, determine that any amendment should be effective only if approved by the Stockholders even if such approval is not expressly required by this Plan or by law.

24. DEFERRALS. The Administrator may permit a Participant to defer to another plan or program such Participant's receipt of Shares or cash that would otherwise be due to such Participant by virtue of the exercise of an Option, the exercise of a Stock Appreciation Right, the vesting of Restricted Stock, or the earning of a Stock Bonus. If any such deferral election is required or permitted, the Administrator shall, in its sole discretion, establish rules and procedures for such payment deferrals.

25. GOVERNING LAW. This Plan and the rights of all persons under this Plan shall be construed in accordance with and under applicable provisions of the laws of the State of Delaware.

26. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

     26.1 "Award" means, individually and collectively, any award under this Plan, including any Option, Restricted Stock, a Stock Appreciation Right, or Stock Bonus.

     26.2 "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

     26.3 "Board" means the Board of Directors of the Company.

     26.4 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     26.5 "Committee" means the Committee appointed by the Board to administer this Plan, or if no such committee is appointed, the Board.

     26.6 "Company" means AremisSoft Corporation a Delaware corporation and its subsidiaries, or any successor corporation.

     26.7 "Disability" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

     26.8 "Effective Date" has the meaning set forth in Section 2.

     26.9 "Eligible Person" means, in the case of the grant of an Incentive Stock Option, all employees of the Company or a subsidiary of the Company and, in the case of a Non-qualified Stock Option, Restricted Stock, Stock Appreciation Right and Stock Bonus, any director, officer or employee of the Company or other person who, in the opinion of the Board, is rendering valuable services to the Company, including without limitation, an independent contractor, outside consultant, or advisor to the Company.

     26.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time and any successor statute.

     26.11 "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

     26.12 "Fair Market Value" means (i) if the Stock is listed or admitted to trade on a national securities exchange, the closing price of the Stock on the Composite Tape, as published in the Western Edition of the Wall Street Journal, of the principal national securities exchange on which the Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Stock on such date, then the closing price of the Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such Stock; (ii) if the Stock is not listed or admitted to trade on a national securities exchange, the closing price for the Stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not reported on the National Market System, the mean between the closing bid and asked prices for the stock on such date, as furnished by the NASD, and if no bid and asked prices are quoted on such date, the bid and asked prices on the next preceding day on which such prices were quoted; and (iv) if the stock is not reported on the National Market System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value established by the Administrator for purposes of granting options under this Plan.

     26.13 "Incentive Stock Option" means an option, which is an option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section.

     26.14 "Named Executive Officer" means, if applicable, a Participant who, as of the date of vesting and/or payout of an Award is one of the group of "covered employees," as defined under in the regulations promulgated under Code Section 162(m), or any successor statute.

     26.15 "NASD Dealer" means a broker-dealer that is a member of the National Association of Securities Dealers.

     26.16 "Non-qualified Stock Option" means an option, which is designated a Non-qualified Stock Option.

     26.17 "Officer" means an officer of the Company and an officer who is subject to Section 16 of the Exchange Act.

     26.18 "Outside Director" means any director who is not (a) a current employee of the Company; (b) a former employee of the Company who is receiving compensation for prior services (other than benefits under a tax-qualified pension plan); (c) a current or former officer of the Company; or (d) currently receiving compensation for personal services in any capacity, other than as a director, from the Company; as may otherwise be defined in regulations promulgated under Section 162(m) of the Code.

     26.19 "Option" means an award of an option to purchase Shares pursuant to
Section 6.

     26.20 "Optionee" means the holder of an Option.

     26.21 "Participant" means a person who receives an Award under this Plan.

     26.22 "Plan" means this 2001 Equity Incentive Plan, as amended from time to time.

     26.23 "Restricted Stock Award" means an award of Shares pursuant to Section 7.

     26.24 "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act, as amended from time to time, and any successor rule.

     26.25 "SEC" means the Securities and Exchange Commission.

     26.26 "Securities Act" means the Securities Act of 1933, as amended from time to time.

     26.27 "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Section 4, and any successor security.

     26.28 "Stock" means the Common Stock, $.001 par value, of the Company, and any successor entity.

     26.29 "Stock Appreciation Right" or "SAR" means the right, granted by the Administrator pursuant to this Plan, to receive a payment equal to the increase in the Fair Market Value of a Share of Stock subsequent to the grant of such Award.

     26.30 "Stock Bonus" means an award of Shares, or cash in lieu of Shares, pursuant to Section 8.

     26.31 "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     26.32 "Tandem Right" means an Stock Appreciation Right that is granted in relation to a particular Option and that can be exercised only upon surrender to the Company, unexercised, of that portion of the Option to which the Stock Appreciation Right relates.

     26.33 "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Administrator; provided, that such leave is for a period of not more than ninety
(90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Administrator may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Award Agreement. The Administrator will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

     26.34 "Unvested Shares" means "Unvested Shares" as defined in the Award Agreement.

     26.35 "Vested Shares" means "Vested Shares" as defined in the Award Agreement.

     26.36 "Vesting Date" means the date on which an Award becomes wholly or partially exercisable, as determined by the Administrator in its sole discretion.